Exhibit 10.2
Silicon Valley Bank
Amendment to Loan Documents

Borrower:	Verso Technologies, Inc. Provo Prepaid (Delaware) Corp. Telemate.net Software, Inc. Needham (Delaware) Corp.
Date:           June 27, 2006
     THIS AMENDMENT TO LOAN DOCUMENTS is entered into between Silicon Valley Bank (“Silicon”) and the borrower named above (“Borrower”).
     Reference is hereby made to that certain Loan and Security Agreement between Borrower and Silicon dated December 14, 2001 (as amended from time to time, the “Non-Exim Loan Agreement”). Reference is also made to that certain Loan and Security Agreement (Exim Program) between Borrower and Silicon dated February 12, 2003 (as otherwise amended, if at all, the “Exim Loan Agreement” and, together with the Non-Exim Loan Agreement, the “Loan Agreement”). (Capitalized terms used but not defined in this Amendment shall have the meanings set forth in the Non-Exim Loan Agreement.) The Parties agree that Silicon may, in its good faith business judgment, require the written approval by Exim Bank regarding Section 1 below as a condition to making any further Loans under the Exim Loan Agreement until the date such approval is received.
     NOW, THEREFOR, the parties hereto agree as follows:
     1. Modified Credit Limit Cap. Borrower and Silicon hereby agree that until the Financial Covenants are reset as provided for below, the Overall Credit Limit (as defined in each of the Non-Exim Loan Agreement and Exim Loan Agreement, respectively) shall be limited to $5,000,000.
     2. Modified Financial Covenants. Borrower and Silicon agree that the Financial Covenants set forth in Section 5 of Schedule to the Non-Exim Loan Agreement and incorporated by reference into the Schedule to the Exim Loan Agreement will be reset by Silicon by July 31, 2006.
     3. Modified Reporting — Quarterly Financial Statements. Borrower covenants and agrees that, notwithstanding anything to the contrary in Section 6 of the Schedule to Loan and Security Agreement, Borrower shall provide to Silicon its quarterly unaudited financial statements for the fiscal quarter ending June 30, 2006 by no later than July 18, 2006, which will include preliminary estimates for the purchase accounting relating to the Purchase Transaction

Silicon Valley Bank	Limited Waiver
(defined as that certain transaction wherein Verso Technologies, Inc. is acquiring from Winslow Asset Group, LLC all of the outstanding equity interests of a wholly owned subsidiary of Winslow Asset Group, LLC).
     4. Modified Reporting — Cash Flow Forecasts. In addition to the Borrower’s reporting requirements set forth in Section 6 of the Schedule to Loan and Security Agreement, the Borrower covenants and agrees that it shall provide Silicon with weekly cash flow forecasts, in a format acceptable to Silicon in its good faith business judgment, from the date hereof through July 30, 2006.
     5. Liquidity to Plan. Borrower has previously submitted to Silicon a Board approved Financial Plan received by Silicon on April 21, 2006 (the “Plan”). Borrower covenants and agrees that it shall comply with its liquidity projections set forth in the Plan by, and for, the period ending July 31, 2006.
     6. Representations True. Borrower represents and warrants to Silicon that all representations and warranties set forth in the Non-Exim Loan Agreement and Exim Loan Agreement, as amended hereby, are true and correct.
     7. General Provisions. This Agreement, the Non-Exim Loan Agreement, the Exim Loan Agreement, any prior written amendments to the Non-Exim Loan Agreement and the Exim Loan Agreement signed by Silicon and Borrower, and the other written documents and agreements between Silicon and Borrower set forth in full all of the representations and agreements of the parties with respect to the subject matter hereof and supersede all prior discussions, representations, agreements and understandings between the parties with respect to the subject hereof. Except as herein expressly amended, all of the terms and provisions of the Non-Exim Loan Agreement and Exim Loan Agreement, and all other documents and agreements between Silicon and Borrower shall continue in full force and effect and the same are hereby ratified and confirmed.

Borrower:		Silicon:

VERSO TECHNOLOGIES, INC.		SILICON VALLEY BANK

By	/s/ Juliet M. Reising	By

	President or Vice President	Title

By	/s/ David Ryan

Secretary or Ass’t Secretary

Silicon Valley Bank	Limited Waiver

Borrower:		Borrower:

PROVO PREPAID (DELAWARE) CORP. (FKA NACT TELECOMMUNICATIONS, INC.)		TELEMATE.NET SOFTWARE, INC.

By	/s/ Juliet M. Reising	By	/s/ Juliet M. Reising

	President or Vice President		President or Vice President

By	/s/ David Ryan	By	/s/ David Ryan

	Secretary or Ass’t Secretary		Secretary or Ass’t Secretary

Borrower:

NEEDHAM (DELAWARE) CORP. (FKA MCK COMMUNICATIONS, INC.)

By	/s/ Juliet M. Reising

President or Vice President

By	/s/ David Ryan

Secretary or Ass’t Secretary

Silicon Valley Bank	Limited Waiver
CONSENT
     The undersigned acknowledges that its consent to the foregoing Agreement is not required, but the undersigned nevertheless does hereby consent to the foregoing Agreement and to the documents and agreements referred to therein and to all future modifications and amendments thereto, and any termination thereof, and to any and all other present and future documents and agreements between or among the foregoing parties. Nothing herein shall in any way limit any of the terms or provisions of the Cross-Corporate Continuing Guaranty of the undersigned, all of which are hereby ratified and affirmed.
  VERSO TECHNOLOGIES CANADA INC.

By:	/s/ Juliet M. Reising
Title: